UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2007
180 CONNECT INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51456 (Commission File No.)	20-2650200 (IRS Employer Identification No.)
6501 E. Belleview Avenue
Englewood, Colorado 80111
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 395-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
180 Connect Inc. (the “Company”) is saddened to announce that Joel R. Meltzner, a member of the Board of Directors of the Company passed away on October 5, 2007. Mr. Meltzner had served as a director of the Company since August 24, 2007 and was a member of the Nominating and Governance Committee and the Compensation Committee of the Board of Directors.
The Company and the members of the Board of Directors wish to express their condolences and sympathies to Joel’s family and is grateful for the guidance and friendship he provided, both professionally and personally. His humor, intellect and fundamental humanity will be greatly missed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

180 CONNECT INC.
Dated: October 10, 2007	By:	/s/ Steven Westberg
Steven Westberg
Chief Financial Officer

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